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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 7, 2003
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                              Stonepath Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                        001-16105               65-0867684
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


    1600 Market Street, Suite 1515
      Philadelphia, Pennsylvania                                   19103
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370
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Item 7.  Financial Statements and Exhibits.
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         Exhibit Number                     Description
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         99.1                               Press Release dated May 7, 2003



Item 9. Regulation FD Disclosure (Information Provided Under Item 12).
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         The following information is furnished pursuant to Item 12, "Results of
Operations and Financial Condition," of Form 8-K in accordance with SEC Release No. 33-8216.

         On May 7, 2003, Stonepath Group, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STONEPATH GROUP, INC.



Date: May 7, 2003                      By: Dennis L. Pelino
                                           --------------------------
                                           Name:  Dennis L. Pelino
                                           Title: Chairman and Chief
                                           Executive Officer


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                                  Exhibit Index

         Exhibit Number                     Description
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         99.1                               Press Release dated May 7, 2003


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